Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nagarjun Valluripalli, Chairman of the Board, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

DATE: May 15, 2003              By: /s/ Nagarjun Valluripalli
                                   ---------------------------------------------
                                Nagarjun Valluripalli
                                Chairman of the Board, President
                                and Chief Executive Officer

     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nicholas Visco, Senior Vice President-Finance and Administration and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

DATE: May 15, 2003              By: /s/ Nicholas Visco
                                   ---------------------------------------------
                                Nicholas Visco
                                Senior Vice President-Finance and Administration
                                and Chief Financial Officer